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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             Dynatech Corporation
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            (Exact name of registrant as specified in its charter)

              Massachusetts                            04-2258582
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(State of Incorporation or Organization)            (I.R.S. Employer
                                                 Identification Number)



                          3 New England Executive Park
                        Burlington, Massachusetts  01803
                        --------------------------------
              (Address of principal executive offices) (zip code)

If this form relates to the             If this form relates to the
registration of a class of              registration of a class of
securities pursuant to Section          securities pursuant to Section
12(b) of the Exchange Act and is        12(g) of the Exchange Act and is
effective pursuant to General           effective pursuant to General
Instruction A.(c), please check the     Instruction A.(d), please check the
following box. [ ]                      following box. [X]


Securities Act registration statement file number to
which this form relates:
                        ---------------
                        (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                          Name of Each Exchange on Which
to be so Registered                          Each Class is to be Registered
-------------------                          ------------------------------

-------------------                          ------------------------------

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       Securities to be registered pursuant to Section 12(g) of the Act:

                          common stock, no par value
              ---------------------------------------------------
                               (Title of class)

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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The purpose of this filing is to register the common stock, no par value, of Dynatech Corporation (the "Company") under Section 12(g) of the Act.

     The description under the heading "Recapitalized Common Stock Following the Merger" relating to the Company's common stock, no par value, in the Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission, as amended (the "Registration Statement on Form S-4") (File No. 333-44933) is incorporated herein by reference.

Item 2.  Exhibits.
         --------

     The following exhibits are filed herewith as set forth in the Exhibit Index of this Report (or incorporated by reference as indicated below):

          3.1 Amended and Restated Articles of Organization of the Company.

          3.2 By-Laws of the Company, incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4


                                      -2-
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Dynatech Corporation

Dated:  June 29, 1998               By:  /s/ Allan M. Kline
                                         ------------------------------
                                         Allan M. Kline
                                         Corporate Vice President